Credit Suisse First Boston
ABSC 2005-HE8
7,933 records
All records

Selection Criteria: All records
Table of Contents
  Summary
  FICO
  LTV
  DTI
  Loan Purpose
  Occ Type
  Documentation
  Property Type
  Remaining Balance
  State
  CA_SPLIT
  Loan Type
  LIEN
  Prepayment Term (months)
  FICO (IO Only Bucket)
  Remaining Balance (IO Loans Only)

1. Summary

Month to Roll: 24
Remaining Term: 356
WA Remaining IO Term (IO Loans Only): 30

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2. FICO

FICO	# Loans	Balance	% RPRIN	WA Loan Balance	WAC	WA FICO	% LTV	% DTI	Non Primary (includes second home)	Non-SF & Non-PUD	Refi Cashout	Full Doc	Interest Only
<= 500	14	2,217,961.89	0.16	158,425.85	8.564	500	76.77	41.69	6.09	0.00	88.08	68.29	0.00
501 - 520	428	65,751,980.68	4.61	153,626.12	8.208	511	75.44	41.93	2.49	8.76	79.37	80.97	0.85
521 - 540	505	76,501,247.55	5.37	151,487.62	7.856	531	75.48	40.79	2.64	9.64	79.47	77.47	0.00
541 - 560	557	91,781,864.52	6.44	164,778.93	7.770	551	78.26	40.43	2.05	9.49	73.43	70.40	1.61
561 - 580	672	119,511,073.21	8.38	177,843.86	7.498	571	79.71	40.77	4.72	10.76	70.81	67.66	18.98
581 - 600	1,030	171,411,344.04	12.02	166,418.78	7.248	590	80.99	40.49	6.19	9.60	56.70	68.23	28.88
601 - 620	984	171,052,300.49	12.00	173,833.64	7.081	611	81.33	39.74	7.00	12.79	58.88	66.38	31.35
621 - 640	1,078	192,127,626.30	13.48	178,226.00	7.172	630	83.16	40.70	6.79	12.98	48.75	51.27	33.39
641 - 660	881	168,263,623.36	11.80	190,991.63	6.999	650	83.08	40.42	8.15	17.55	47.57	48.57	33.42
661 - 680	705	139,425,475.56	9.78	197,766.63	6.953	670	83.39	40.97	15.78	16.81	37.79	41.04	34.79
681 - 700	430	84,928,732.11	5.96	197,508.68	6.935	690	83.21	40.20	13.42	17.56	31.63	33.24	40.98
701 - 750	491	107,994,383.93	7.58	219,947.83	6.982	722	83.04	40.45	19.43	19.22	29.98	32.77	38.96
751 >=	158	34,667,358.66	2.43	219,413.66	7.040	771	83.30	40.41	22.67	29.20	24.02	30.83	45.77
Total:	7,933	1,425,634,972.30	100.00	179,709.44	7.249	622	81.31	40.55	8.62	13.80	53.23	56.24	27.32

Mean: 616
Median: 616
Standard Deviation: 60

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3. LTV

LTV	# Loans	Balance	% RPRIN	WA Loan Balance	WAC	WA FICO	% LTV	% DTI	Non Primary (includes second home)	Non-SF & Non-PUD	Refi Cashout	Full Doc	Interest Only
0.01 - 50.00	226	28,474,382.44	2.00	125,992.84	6.754	613	40.71	38.31	2.37	15.88	89.53	65.90	5.38
50.01 - 55.00	85	14,653,230.07	1.03	172,390.94	6.793	600	52.67	38.37	3.00	11.95	90.21	64.81	7.83
55.01 - 60.00	175	31,247,780.88	2.19	178,558.75	6.898	590	57.88	38.80	2.12	9.03	91.47	60.29	14.23
60.01 - 65.00	252	44,212,771.00	3.10	175,447.50	6.927	596	63.48	40.04	6.33	13.26	88.66	62.06	5.93
65.01 - 70.00	362	68,304,335.23	4.79	188,686.01	6.999	594	68.77	39.98	7.23	17.72	84.73	55.63	15.30
70.01 - 75.00	569	100,226,380.48	7.03	176,144.78	7.171	594	73.97	41.08	6.46	12.11	84.98	62.44	13.45
75.01 - 80.00	2,545	509,158,918.01	35.71	200,062.44	6.886	632	79.73	40.89	5.09	13.84	30.78	52.25	37.95
80.01 - 85.00	936	182,024,507.99	12.77	194,470.63	7.412	596	84.38	39.97	7.23	11.57	71.36	58.83	20.11
85.01 - 90.00	1,318	278,754,789.64	19.55	211,498.32	7.357	629	89.61	40.59	19.09	14.80	56.51	56.67	27.53
90.01 - 95.00	429	99,558,244.46	6.98	232,070.50	7.420	649	94.67	40.60	13.31	14.85	54.51	60.66	49.03
95.01 - 100.00	1,036	69,019,632.10	4.84	66,621.27	9.839	657	99.96	41.61	1.94	14.47	15.73	50.94	0.58
Total:	7,933	1,425,634,972.30	100.00	179,709.44	7.249	622	81.31	40.55	8.62	13.80	53.23	56.24	27.32

Mean: 82.05
Median: 80
Standard Deviation: 12.71

LTV is calculated as: LTV for first lien and CLTV for second lien throughout this report.

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4. DTI

DTI	# Loans	Balance	% RPRIN	WA Loan Balance	WAC	WA FICO	% LTV	% DTI	Non Primary (includes second home)	Non-SF & Non-PUD	Refi Cashout	Full Doc	Interest Only
<= 20.00	274	37,302,021.37	2.62	136,138.76	7.351	624	78.93	15.75	16.89	11.68	59.41	56.14	18.74
20.01 - 25.00	377	53,418,570.72	3.75	141,693.82	7.401	613	78.41	22.68	13.42	10.69	63.14	60.49	14.68
25.01 - 30.00	606	96,021,097.39	6.74	158,450.66	7.165	619	80.67	27.78	6.51	13.51	63.24	65.09	20.00
30.01 - 35.00	886	142,834,052.05	10.02	161,212.25	7.280	619	79.86	32.82	9.53	10.65	58.15	59.72	21.15
35.01 - 40.00	1,287	238,652,078.04	16.74	185,432.85	7.219	628	81.64	37.70	8.99	14.20	52.96	54.30	29.93
40.01 - 45.00	1,724	321,149,892.87	22.53	186,281.84	7.256	628	81.85	42.58	7.33	12.90	48.83	49.18	33.10
45.01 - 50.00	2,375	459,866,891.78	32.26	193,628.16	7.277	622	83.20	47.77	8.27	15.50	48.54	54.97	30.61
50.01 - 55.00	386	72,954,828.21	5.12	189,002.15	7.011	598	73.11	52.32	8.26	16.11	69.01	79.02	8.65
55.01 - 60.00	17	3,301,181.05	0.23	194,187.12	7.432	568	76.73	55.92	11.56	3.51	72.41	82.45	12.47
60.01 >=	1	134,358.82	0.01	134,358.82	8.850	663	90.00	67.80	100.00	0.00	0.00	0.00	0.00
Total:	7,933	1,425,634,972.30	100.00	179,709.44	7.249	622	81.31	40.55	8.62	13.80	53.23	56.24	27.32

Mean: 39.75
Median: 42
Standard Deviation: 9.10

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5. Loan Purpose

Loan Purpose	# Loans	Balance	% RPRIN	WA Loan Balance	WAC	WA FICO	% LTV	% DTI	Non Primary (includes second home)	Non-SF & Non-PUD	Refi Cashout	Full Doc	Interest Only
Refinance - Cashout	4,030	758,827,817.98	53.23	188,294.74	7.165	604	78.87	40.06	4.98	11.64	100.00	64.73	21.72
Purchase	3,112	529,849,853.38	37.17	170,260.24	7.427	649	84.74	41.09	15.28	18.07	0.00	39.93	35.92
Refinance - Rate/Term	791	136,957,300.94	9.61	173,144.50	7.025	615	81.51	41.17	3.04	9.25	0.00	72.28	25.10
Total:	7,933	1,425,634,972.30	100.00	179,709.44	7.249	622	81.31	40.55	8.62	13.80	53.23	56.24	27.32

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6. Occ Type

Occ Type	# Loans	Balance	% RPRIN	WA Loan Balance	WAC	WA FICO	% LTV	% DTI	Non Primary (includes second home)	Non-SF & Non-PUD	Refi Cashout	Full Doc	Interest Only
Investment Property	501	98,450,139.99	6.91	196,507.27	8.032	659	85.27	38.51	100.00	34.95	34.31	27.79	0.49
Primary Residence	7,295	1,302,733,610.27	91.38	178,578.97	7.182	619	80.97	40.64	0.00	12.12	55.35	58.93	29.14
Second Home	137	24,451,222.04	1.72	178,476.07	7.665	651	83.34	43.82	100.00	18.12	16.42	27.51	38.01
Total:	7,933	1,425,634,972.30	100.00	179,709.44	7.249	622	81.31	40.55	8.62	13.80	53.23	56.24	27.32

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7. Documentation

Documentation	# Loans	Balance	% RPRIN	WA Loan Balance	WAC	WA FICO	% LTV	% DTI	Non Primary (includes second home)	Non-SF & Non-PUD	Refi Cashout	Full Doc	Interest Only
Full Documentation	4,948	801,763,599.23	56.24	162,037.91	7.017	606	80.98	40.51	4.25	10.18	61.26	100.00	23.70
Limited Documentation	113	25,096,199.85	1.76	222,090.26	6.901	619	81.58	35.75	3.56	6.93	57.90	0.00	33.23
Stated Documentation	2,872	598,775,173.22	42.00	208,487.18	7.575	643	81.74	40.80	14.68	18.94	42.27	0.00	31.92
Total:	7,933	1,425,634,972.30	100.00	179,709.44	7.249	622	81.31	40.55	8.62	13.80	53.23	56.24	27.32

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8. Property Type

Property Type	# Loans	Balance	% RPRIN	WA Loan Balance	WAC	WA FICO	% LTV	% DTI	Non Primary (includes second home)	Non-SF & Non-PUD	Refi Cashout	Full Doc	Interest Only
2-4 Unit	450	108,621,577.92	7.62	241,381.28	7.338	644	80.73	41.87	24.69	100.00	49.47	35.82	20.71
Condo	490	88,111,691.89	6.18	179,819.78	7.284	634	82.50	40.78	13.64	100.00	39.27	48.44	39.13
PUD - Attached	174	26,332,216.03	1.85	151,334.57	7.288	615	81.55	41.54	6.47	0.00	44.53	64.10	34.99
PUD - Detached	688	134,443,181.58	9.43	195,411.60	7.398	619	82.80	40.67	12.30	0.00	46.43	56.59	27.11
Single Family	6,131	1,068,126,304.88	74.92	174,217.31	7.217	620	81.07	40.36	6.16	0.00	55.83	58.72	26.85
Total:	7,933	1,425,634,972.30	100.00	179,709.44	7.249	622	81.31	40.55	8.62	13.80	53.23	56.24	27.32

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9. Remaining Balance

Remaining Balance	# Loans	Balance	% RPRIN	WA Loan Balance	WAC	WA FICO	% LTV	% DTI	Non Primary (includes second home)	Non-SF & Non-PUD	Refi Cashout	Full Doc	Interest Only
1 - 50,000	526	20,217,787.97	1.42	38,436.86	9.912	631	93.34	39.97	5.55	11.02	29.84	69.84	0.00
50,001 - 75,000	944	58,961,983.63	4.14	62,459.73	8.735	609	84.31	37.49	9.68	9.83	46.51	65.46	0.59
75,001 - 100,000	1,067	93,669,376.51	6.57	87,787.61	7.919	611	82.06	37.93	6.16	8.21	45.32	68.86	3.28
100,001 - 125,000	872	98,272,712.59	6.89	112,698.06	7.628	607	80.22	38.94	6.27	7.71	50.31	69.47	6.53
125,001 - 150,000	796	109,342,025.98	7.67	137,364.35	7.377	608	80.04	39.62	6.80	11.08	56.21	71.06	8.19
150,001 - 200,000	1,184	205,726,026.03	14.43	173,755.09	7.204	612	79.10	40.03	8.44	11.59	58.56	63.66	15.57
200,001 - 250,000	676	151,757,945.85	10.64	224,494.00	7.144	617	79.16	41.44	10.56	12.67	57.70	55.99	19.67
250,001 - 300,000	610	167,142,673.85	11.72	274,004.38	6.949	617	80.13	40.99	7.86	14.40	59.45	59.46	30.51
300,001 - 350,000	405	131,115,854.16	9.20	323,742.85	6.961	628	81.62	41.90	9.17	21.02	53.25	48.89	32.87
350,001 - 400,000	271	101,821,785.75	7.14	375,726.15	6.987	628	82.34	42.07	12.59	18.81	52.31	45.49	36.91
400,001 - 450,000	209	88,598,249.55	6.21	423,915.07	6.835	632	83.70	42.70	6.69	20.10	54.13	49.55	52.67
450,001 - 500,000	155	73,891,461.77	5.18	476,719.11	6.932	646	82.60	41.23	11.64	16.65	41.59	34.07	61.27
500,001 - 600,000	162	88,396,740.32	6.20	545,658.89	6.819	654	83.52	41.04	8.69	14.71	48.79	33.20	63.51
600,001 - 700,000	49	31,133,498.35	2.18	635,377.52	6.773	665	84.34	39.66	10.04	13.96	53.47	36.58	75.31
700,001 >=	7	5,586,849.99	0.39	798,121.43	6.736	661	78.92	41.35	0.00	0.00	54.95	53.69	100.00
Total:	7,933	1,425,634,972.30	100.00	179,709.44	7.249	622	81.31	40.55	8.62	13.80	53.23	56.24	27.32

Min Remaining Bal.: 15000
Max Remaining Bal.: 1000000

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10. State

State	# Loans	Balance	% RPRIN	WA Loan Balance	WAC	WA FICO	% LTV	% DTI	Non Primary (includes second home)	Non-SF & Non-PUD	Refi Cashout	Full Doc	Interest Only
California	1,788	500,632,160.57	35.12	279,995.62	6.936	635	80.66	41.37	7.00	12.88	54.30	46.69	49.60
Florida	893	139,044,775.35	9.75	155,705.24	7.450	609	80.24	40.38	11.49	10.53	59.30	54.91	13.15
New York	333	76,735,123.83	5.38	230,435.81	7.076	640	79.89	41.33	10.42	33.02	54.27	44.90	19.00
New Jersey	281	62,706,850.18	4.40	223,156.05	7.338	621	80.98	41.13	10.87	34.13	49.84	49.87	20.43
Texas	611	61,680,283.47	4.33	100,949.73	7.717	602	80.45	38.29	5.55	2.35	47.48	65.98	3.91
Massachusetts	269	59,750,444.37	4.19	222,120.61	7.215	618	81.12	42.48	7.77	35.77	58.42	58.20	15.81
Arizona	359	58,129,661.12	4.08	161,921.06	7.332	620	81.88	39.93	14.03	3.04	55.62	62.82	23.33
Illinois	275	39,177,104.95	2.75	142,462.20	7.530	617	83.13	40.73	6.44	24.21	45.67	68.45	10.61
Washington	171	28,947,720.30	2.03	169,284.91	7.005	620	82.89	40.18	4.37	2.63	54.14	73.58	29.69
Maryland	148	28,928,160.72	2.03	195,460.55	7.263	601	79.47	41.06	5.73	7.04	74.42	77.47	13.97
Nevada	143	27,665,822.54	1.94	193,467.29	7.431	631	82.32	41.06	22.65	5.21	53.07	46.21	33.88
Michigan	226	24,873,103.72	1.74	110,057.98	7.673	603	83.74	38.35	7.39	4.61	53.19	72.64	6.79
Pennsylvania	199	24,240,506.18	1.70	121,811.59	7.549	609	83.00	38.59	6.46	8.27	46.79	73.83	4.63
Ohio	215	22,701,586.40	1.59	105,588.77	7.842	600	86.53	39.15	14.41	11.16	56.46	75.55	5.87
Colorado	136	20,352,598.86	1.43	149,651.46	7.100	620	84.78	38.70	3.09	7.49	51.07	71.48	27.34
Other	1,886	250,069,069.74	17.54	132,592.30	7.517	613	82.31	39.44	8.74	10.14	47.02	65.17	13.68
Total:	7,933	1,425,634,972.30	100.00	179,709.44	7.249	622	81.31	40.55	8.62	13.80	53.23	56.24	27.32

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11. CA_SPLIT

CA_SPLIT	# Loans	Balance	% RPRIN	WA Loan Balance	WAC	WA FICO	% LTV	% DTI	Non Primary (includes second home)	Non-SF & Non-PUD	Refi Cashout	Full Doc	Interest Only
CA-N	592	171,525,151.42	34.26	289,738.43	6.995	635	80.90	41.59	8.38	10.35	54.04	46.01	51.98
CA-S	1,196	329,107,009.15	65.74	275,173.08	6.905	635	80.54	41.25	6.28	14.19	54.43	47.05	48.36
Total:	1,788	500,632,160.57	100.00	279,995.62	6.936	635	80.66	41.37	7.00	12.88	54.30	46.69	49.60

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12. Loan Type

Loan Type	# Loans	Balance	% RPRIN	WA Loan Balance	WAC	WA FICO	% LTV	% DTI	Non Primary (includes second home)	Non-SF & Non-PUD	Refi Cashout	Full Doc	Interest Only
2/28 ARM	3,443	656,272,599.52	46.03	190,610.69	7.432	602	80.75	40.60	15.93	16.25	54.18	50.81	0.00
2/28 ARM - 2 Yr IO	867	282,135,483.22	19.79	325,415.78	6.782	647	83.30	41.60	2.99	15.13	44.62	46.83	100.00
2/28 ARM - 5 Yr IO	149	44,767,984.92	3.14	300,456.27	6.703	648	81.60	40.51	1.56	8.93	21.41	47.85	100.00
3/27 ARM	342	44,366,916.17	3.11	129,727.83	7.222	619	81.24	39.94	4.81	13.05	53.45	68.88	0.00
3/27 ARM - 3 Yr IO	114	31,305,898.46	2.20	274,613.14	6.722	647	82.96	41.91	2.10	14.10	51.06	59.23	100.00
3/27 ARM - 5 Yr IO	115	30,900,061.87	2.17	268,696.19	6.634	647	81.90	40.06	0.00	19.05	42.02	58.01	100.00
5/25 ARM	51	11,357,411.38	0.80	222,694.34	6.914	626	74.35	39.19	14.10	15.12	77.79	62.79	0.00
5/25 ARM - 7 Yr IO	1	352,000.00	0.02	352,000.00	7.700	685	80.00	32.08	0.00	0.00	100.00	0.00	100.00
Fixed Rate	2,851	324,176,616.76	22.74	113,706.28	7.486	633	80.71	39.59	1.49	7.90	63.53	74.23	0.00
Total:	7,933	1,425,634,972.30	100.00	179,709.44	7.249	622	81.31	40.55	8.62	13.80	53.23	56.24	27.32

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13. LIEN

LIEN	# Loans	Balance	% RPRIN	WA Loan Balance	WAC	WA FICO	% LTV	% DTI	Non Primary (includes second home)	Non-SF & Non-PUD	Refi Cashout	Full Doc	Interest Only
1	6,962	1,367,622,539.93	95.93	196,441.04	7.123	621	80.53	40.49	8.89	13.75	54.96	56.56	28.48
2	971	58,012,432.37	4.07	59,745.04	10.215	655	99.55	41.87	2.31	14.89	12.35	48.56	0.00
Total:	7,933	1,425,634,972.30	100.00	179,709.44	7.249	622	81.31	40.55	8.62	13.80	53.23	56.24	27.32

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14. Prepayment Term (months)

Prepayment Term (months)	# Loans	Balance	% RPRIN	WA Loan Balance	WAC	WA FICO	% LTV	% DTI	Non Primary (includes second home)	Non-SF & Non-PUD	Refi Cashout	Full Doc	Interest Only
0	2,422	420,811,209.05	29.52	173,745.34	7.633	627	81.96	40.77	13.29	21.78	48.10	50.10	21.16
12	316	63,021,908.47	4.42	199,436.42	7.261	638	80.21	39.97	8.63	23.46	57.11	57.73	22.62
24	3,481	688,106,465.51	48.27	197,674.94	7.147	614	82.02	40.97	8.25	10.77	50.76	52.68	36.65
36	1,714	253,695,389.27	17.80	148,013.65	6.887	631	78.57	39.17	1.88	6.38	67.46	75.72	13.38
Total:	7,933	1,425,634,972.30	100.00	179,709.44	7.249	622	81.31	40.55	8.62	13.80	53.23	56.24	27.32

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15. FICO (IO Only Bucket)

FICO (IO Only Bucket)	# Loans	Balance	% RPRIN	WA Loan Balance	WAC	WA FICO	% LTV	% DTI	Non Primary (includes second home)	Non-SF & Non-PUD	Refi Cashout	Full Doc	Interest Only
501 - 520	1	555,999.99	0.14	555,999.99	7.675	520	80.00	21.13	0.00	0.00	100.00	100.00	100.00
541 - 560	5	1,476,000.00	0.38	295,200.00	7.216	557	83.48	45.49	0.00	0.00	100.00	86.28	100.00
561 - 580	79	22,686,214.35	5.83	287,167.27	6.850	570	81.60	41.02	0.00	9.54	65.41	92.24	100.00
581 - 600	200	49,497,920.68	12.71	247,489.60	6.841	590	82.54	41.53	2.56	7.98	47.16	75.80	100.00
601 - 620	176	53,619,272.51	13.77	304,654.96	6.858	610	83.30	40.53	0.57	10.18	62.38	64.78	100.00
621 - 640	206	64,157,829.45	16.47	311,445.77	6.850	630	84.02	41.54	0.82	16.72	50.25	45.54	100.00
641 - 660	164	56,228,735.69	14.44	342,858.14	6.707	650	83.36	41.86	1.70	15.42	40.31	44.08	100.00
661 - 680	147	48,503,472.08	12.45	329,955.59	6.658	670	83.02	42.06	4.93	16.89	31.63	31.92	100.00
681 - 700	100	34,800,805.48	8.94	348,008.05	6.557	690	81.72	40.86	3.80	16.07	25.18	28.77	100.00
701 - 750	122	42,069,460.33	10.80	344,831.64	6.678	722	82.07	40.98	5.80	18.57	21.63	23.84	100.00
751 >=	46	15,865,717.91	4.07	344,906.91	6.701	770	84.35	42.07	3.62	27.75	18.99	34.56	100.00
Total:	1,246	389,461,428.47	100.00	312,569.36	6.757	647	82.96	41.37	2.51	14.63	42.31	48.79	100.00

Mean: 642.99
Median: 636
Standard Deviation: 50.23

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16. Remaining Balance (IO Loans Only)

Remaining Balance (IO Loans Only)	# Loans	Balance	% RPRIN	WA Loan Balance	WAC	WA FICO	% LTV	% DTI	Non Primary (includes second home)	Non-SF & Non-PUD	Refi Cashout	Full Doc	Interest Only
50001 - 75000	5	347,350.00	0.09	69,470.00	7.248	625	81.77	30.85	0.00	20.73	19.82	100.00	100.00
75001 - 100000	34	3,076,032.76	0.79	90,471.55	7.019	620	80.81	42.74	0.00	3.09	22.56	97.40	100.00
100001 - 125000	57	6,412,981.88	1.65	112,508.45	7.009	630	79.49	38.28	0.00	3.66	24.70	73.83	100.00
125001 - 150000	65	8,951,129.15	2.30	137,709.68	6.846	632	80.57	41.28	1.65	16.80	29.68	76.97	100.00
150001 - 200000	182	32,030,678.72	8.22	175,992.74	7.002	633	81.71	40.01	5.24	8.31	40.82	65.70	100.00
200001 - 250000	132	29,853,813.03	7.67	226,165.25	6.849	641	82.04	41.47	6.05	14.91	40.52	49.71	100.00
250001 - 300000	186	50,989,368.10	13.09	274,136.39	6.696	640	82.51	40.64	0.54	14.41	45.20	59.44	100.00
300001 - 350000	133	43,100,718.10	11.07	324,065.55	6.707	651	83.55	41.97	3.69	17.16	40.95	51.66	100.00
350001 - 400000	100	37,585,791.86	9.65	375,857.92	6.609	642	82.74	42.46	2.89	15.06	39.84	49.01	100.00
400001 - 450000	110	46,663,504.13	11.98	424,213.67	6.602	646	84.15	42.89	0.00	17.13	47.29	49.77	100.00
450001 - 500000	95	45,276,763.94	11.63	476,597.52	6.834	659	83.75	41.31	3.17	14.58	33.96	36.73	100.00
500001 - 600000	103	56,138,917.94	14.41	545,038.04	6.793	656	83.91	41.80	0.98	16.44	46.80	29.29	100.00
600001 - 700000	37	23,447,528.87	6.02	633,717.00	6.705	663	83.09	38.69	5.18	15.89	51.83	37.88	100.00
700001 >=	7	5,586,849.99	1.43	798,121.43	6.736	661	78.92	41.35	0.00	0.00	54.95	53.69	100.00
Total:	1,246	389,461,428.47	100.00	312,569.36	6.757	647	82.96	41.37	2.51	14.63	42.31	48.79	100.00

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